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                                                                    EXHIBIT 23.1



               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



     We consent to the reference to our firm under the captions "Selected Financial Data" and "Experts" and to the use of our report dated January 16, 1997, in Amendment No. 3 to the Registration Statement (Form S-1 No. 333-11341) and related Prospectus of Cerus Corporation for the registration of 2,300,000 shares of its common stock.



Walnut Creek, California                  /s/ Ernst & Young LLP


January 21, 1997